UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  04/02/2012

News Corporation
(Exact name of registrant as specified in its charter)

Commission File Number:  001-32352

Delaware	26-0075658
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

1211 Avenue of the Americas
New York, NY 10036
(Address of principal executive offices, including zip code)

212-852-7000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events

Under News Corporation's (the "Company") stock repurchase program, the Company is targeting to acquire up to $5 billion in the Company's outstanding shares of Class A common stock and Class B common stock from time to time over the next 12 months following the July 12, 2011 announcement. Under the rules of the Australian Stock Exchange (the "ASX"), the Company is required to provide to the ASX, on a daily basis, disclosure of transactions pursuant to the stock repurchase program to the extent such transactions occur.

Attached as Exhibit 99.1 is a copy of the information provided to the ASX on the date noted on Exhibit 99.1.

Item 9.01.    Financial Statements and Exhibits

Exhibit
Number          Description
________________________________________
99.1                 Information provided to the Australian Stock Exchange on the date noted on Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

News Corporation

Date: April 02, 2012	By:	/s/ Janet Nova
Janet Nova
Senior Vice President and Deputy General Counsel

EXHIBIT INDEX

Exhibit No.	Description
EX-99.1	Information provided to the Australian Stock Exchange on the date noted on Exhibit 99.1.